Exhibit 99.1

HERON LAKE BIOENERGY, LLC AND SUBSIDIARY

Consolidated Statement of Operations

(May & June are unaudited)

	Six Months Ended			Eight Months Ended
	April 30, 2013	May 31, 2013	June 30, 2013	June 30, 2013

Ethanol Sales	59,052,168	12,410,634	12,196,149	83,658,951
DDGS	17,554,979	3,045,148	1,875,882	22,476,009
WDGS	474,173	35,413	52,353	561,938
Syrup	83,089	68,768	67,089	218,946
Corn Oil	1,731,754	361,080	353,237	2,446,070
	719,556	33,092	115,638	868,286
Revenues	79,615,718	15,954,135	14,660,348	110,230,201

Cost of Goods Sold	78,044,772	14,178,277	13,478,344	105,701,394

Gross Profit	1,570,946	1,775,858	1,182,004	4,528,808

Operating Expense
Professional and consulting fees	1,039,935	202,182	43,748	1,285,865
General & administrative	823,786	171,077	168,583	1,163,445
Total operating expenses	1,863,721	373,258	212,331	2,449,310

Operating Income	(292,775)	1,402,600	969,673	2,079,498

Other Income (Expense)

Interest Income	16,753	20	74	16,848
Grant Income	19,273	—	10,923	30,196
Interest Expense	(1,498,635)	(267,005)	(230,121)	(1,995,761)
Other Income (Expense)	4,519	(685)	(100)	3,734
Settlement Income	—	—	—	—
Earnings from subsidiary	—	—	—	—
Total other income, net	(1,458,090)	(267,669)	(219,224)	(1,944,983)

Net Profit before noncontrolling interest	(1,750,865)	1,134,931	750,449	134,515

Noncontrolling Profit (Loss)	167,831	19,748	19,812	207,391

Net Profit	(1,918,696)	1,115,183	730,637	(72,876)

HERON LAKE BIOENERGY, LLC AND SUBSIDIARY

Consolidated Balance Sheet

For the Month of June 30, 2013

	4/30/2013	6/30/2013
ASSETS

Current Assets
Cash and equivalents	888,616	474,753
Restricted cash	—	760,892
Accounts receivable	1,427,195	1,919,514
Inventory	2,426,921	2,551,467
Derivative Instruments	—	—
Prepaid expenses	928,737	1,036,787
Total current assets	5,671,469	6,743,412

Property and Equipment
Land and improvements	9,111,838	9,111,838
Building	1,543,604	1,543,604
Equipment	69,788,089	69,805,192
Rolling Stock	611,976	611,976
Office furniture and fixtures	595,019	598,391
Construction in Progress	—	26,428
	81,650,526	81,697,430
Accumulated depreciation	(29,122,170)	(29,791,170)
Net property and equipment	52,528,356	51,906,259

Other Assets
Investment in AgriNatural	—	—
Investment in LFE	—	—
Investment in subsidiaries	—	(0)
Investments & derivatives	650,000	—
Deferred loan costs, net	—	—
Coop Equity	293,239	293,239
Escrow Funds - Alliant	—	—
Debt service deposits	395,200	395,200
Other intangibles	242,713	238,113
Total other assets	1,581,152	926,552

Total Assets	59,780,977	59,576,223

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities
Checks written in excess of bank balance	—	—
Short Term Debt	—	—
Current maturities of long-term debt	38,547,491	38,551,411
Accounts payable:	—	—
Trade accounts payable	947,010	632,807
Trade accounts payable - member	—	—
Construction payable	—	—
Construction payable - member retainage	—	—
Accrued expenses	512,425	304,896
Accrued loss on forward contracts	—	—
Derivative instruments	—	—
Total current liabilities	40,006,926	39,489,113

Long-Term Debt, net of current maturities	4,047,908	2,475,588

Commitments and Contigencies	—	—

Members’ Equity
Member contributions	57,432,816	57,432,816
Retained Earnings	(40,088,381)	(40,088,382)
Net Income (Loss)	(1,918,697)	(72,876)
Reserve Equity Distribution	—	—
Equity Distribution	—	—
Noncontrolling interest	300,405	339,965
Total members’ equity	15,726,143	17,611,522

Total Liabilities and Members’ Equity	59,780,977	59,576,223

Proof	(0)	—

NOTICE:              OUR PRELIMINARY UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS HAVE NOT BEEN INDEPENDENTLY REVIEWED OR AUDITED, OMIT FOOTNOTES WHICH ARE AN INTEGRAL PART OF FINANCIAL STATEMENTS, AND ARE SUBJECT TO EFFECT OF NORMAL QUARTERLY REVIEW ADJUSTMENTS.

The preliminary unaudited condensed consolidated financial statements have been prepared by management, have not been examined, reviewed or audited by an independent public accountant, and omit footnotes which are an integral part of financial statements.  The financial statements are subject to the effect of normal quarterly review adjustments and changes following completion of a review by an independent accountant.  The elimination entries are estimated.  The results reported in these preliminary unaudited condensed consolidated interim financial statements for the months ended May 31 and June 30, 2013 should not be regarded as necessarily indicative of results that may be expected for any other month or quarter or for the fiscal year.

The preliminary unaudited condensed consolidated interim financial statements should be read in conjunction with:

(1) the financial statements and notes thereto included in the Company’s audited financial statements for the year ended October 31, 2012, contained in the Company’s Annual Report on Form 10-K filed on February 13, 2013;

(2) the unaudited consolidated condensed balance sheets as of January 31, 2013 and October 31, 2012, and the related unaudited consolidated statements of operations and cash flows for the three months ended January 31, 2013 and January 31, 2012, and notes thereto, contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2013 filed on June 11, 2013;

(3) the unaudited consolidated condensed balance sheets as of April 30, 2013 and October 31, 2012, and the related unaudited consolidated statements of operations and cash flows for the three months ended April 30, 2013 and April 30, 2012, and the six months ended April 30, 2013 and April 30, 2012, and notes thereto, contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2013 filed on July 1, 2013.

The preliminary unaudited condensed consolidated interim financial statements for the month ended May 31, 2013 contains information regarding our financial results and financial condition for the month ended May 31, 2013 and includes unaudited consolidated condensed balance sheets as of May 31, 2013, and the related unaudited consolidated statements of operations for the month ended May 31, 2013, and for the seven months ended May 31, 2013.

The preliminary unaudited condensed consolidated interim financial statements for the month ended June 30, 2013 contains information regarding our financial results and financial condition for the month ended June 30, 2013 and includes unaudited consolidated condensed balance sheets as of June 30, 2013, and the related unaudited consolidated statements of operations for the month ended June 30, 2013, and for the eight months ended June 30, 2013.

Principles of Consolidation

The financial statements include the accounts of Heron Lake BioEnergy, LLC and its wholly owned subsidiaries, Lakefield Farmers Elevator, LLC and HLBE Pipeline Company, LLC, collectively, the “Company.”  HLBE Pipeline Company, LLC owns 73% of Agrinatural Gas, LLC (“Agrinatural”). Given the Company’s control over the operations of Agrinatural and its majority voting interest, the Company consolidates the financial statements of Agrinatural with its consolidated financial statements, with the equity and earnings (loss) attributed to the remaining 27% noncontrolling interest identified separately in the accompanying Consolidated Balance Sheets and Statements of Operations. All significant intercompany balances and transactions are eliminated in consolidation.

Noncontrolling Interest

Amounts recorded as noncontrolling interest on the balance sheet relate to the net investment by an unrelated party in Agrinatural. Income and losses are allocated to the members of Agrinatural based on their respective percentage of membership units held. Agrinatural will provide natural gas to the plant with a specified price per MMBTU for an initial term of 10 years, with two renewal options for five year periods.

Accounting Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  The Company uses estimates and assumptions in accounting for significant matters including, among others, the analysis of impairment of long-lived assets, contingencies and valuation of forward purchase contract commitments and inventory.  The Company periodically reviews estimates and assumptions, and the effects of revisions are reflected in the period in which the revision is made. Actual results could differ from those estimates.